Exhibit 99.1

Co-Dx®

Forward Looking Statement

THESE MATERIALS CONTAIN *FORWARD-LOOKING STATEMENTS* THAT INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPECTED. THERE CAN BE NO ASSURANCE THAT ANY ANTICIPATED RESULTS WILL OCCUR ON A TIMELY BASIS OR AT ALL, DUE TO CERTAIN RISKS AND UNCERTAINTIES DESCRIBED IN OUR FILINGS WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), INCLUDING OUR ANNUAL REPORT ON FORM 10-K FILED MARCH 31, 2026. CO-DIAGNOSTICS, INC. UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE THESE STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS, OR OTHERWISE.
NO REPRESENTATION OR WARRANTY IS MADE REGARDING THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED HEREIN. THIS PRESENTATION IS NOT INTENDED TO BE ALL-INCLUSIVE AND SHOULD NOT FORM THE BASIS OF ANY INVESTMENT DECISION.
THIS PRESENTATION DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. ANY SUCH OFFER OR SALE WILL BE MADE ONLY BY MEANS OF A PROSPECTUS OR OFFERING MEMORANDUM IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS.

Co-Dx

The Co-Dx PCR Platform is subject to FDA review and is not currently for sale.

Ebola kills fast.
Detection must move faster.

48.3%
Case fatality rate
Nearly half of confirmed patients have died.

6,757
Confirmed cases
Reported in the DRC as of Sept 7, 2026.

3,267
Deaths
Reported in the DRC as of Sept 7, 2026.

61
Health zones affected
Across 6 provinces. Expanded from 54 to 61 since Aug 14, 2026.


BAS-UÉLÉ
3 health zones
HAUT-UÉLÉ
6 health zones
ITURI
28 health zones
Epicenter of the outbreak
4,802 of 5,794 cases
(82.9%) reported in Ituri.
TSHOPO
7 health zones
NORTH KIVU
15 health zones
SOUTH KIVU
1 health zone
DEMOCRATIC REPUBLIC
OF THE CONGO
Affected health zones

Source: World Health Organization (WHO)
Ebola outbreak – Democratic Republic of the Congo
7 September 2026

Note: Health zones with confirmed Ebola cases as of September 7, 2026.
Source: WHO Disease Outbreak News (DON617), September 7, 2026;
Anadolu Agency, September 7, 2026.

The biggest health challenges aren't solved alone.

Co-Dx® | ReadyGo

Bringing together the **Co-Dx PCR Platform** point-of-need PCR technology, and **GoCollect® by ReadyGo,** field capable sample preparation technology, to advance a new approach to decentralized Ebola detection and outbreak response.

Prepare the sample.
Detect the virus.
Respond to the outbreak.

Two complementary technologies. One connected approach.

GoCollect®
by ReadyGo

PREPARE.

Prepare a blood sample
for PCR or molecular testing
at the point of need.

GoCollect® by ReadyGo prepares blood samples for molecular testing through integrated sample conditioning and plasma separation.



GoCollect® Capillary Collector


REF
GoCollect® Plasma
LOT
REF
ReadyGo

GoCollect® Plasma

1 COLLECT + CONDITION
Capillary blood collection with integrated sample-conditioning chemistry.

2 SEPARATE
GoCollect® Plasma separates plasma from whole blood.

3 PCR-READY SAMPLE
Prepared sample for downstream molecular testing.

The Co-Dx PCR Platform

DETECT.

Bring molecular detection closer to where outbreaks happen.



Co-Dx
PCR
Co-Dx
EBOLA Test Cup



Co-Dx
Ebola Response
Distributed PCR testing. Real-time national visibility.
Data last updated
1 min ago
Last 7 Days
Filters
Central African Republic
South Sudan
Uganda
Republic of the Congo
Democratic Republic of the Congo
Rwanda
Burundi
Tanzania
Angola
Beni
Butembo
Mbandaka
Goma
Kindu
Bukavu
Kinshasa
Kananga
Mbuji-Mayi
Kalemie
Kolwezi
Lubumbashi
EBOLA POSITIVE CASES
LAST 7 DAYS
< 10
10 – 50
> 50
EBOLA POSITIVE CASES
482
18.7% vs prior 7 days
TESTS PERFORMED
1,256
12.5% vs prior 7 days
POSITIVITY RATE
38.4%
4.2% vs prior 7 days
For illustrative purposes only. Data is simulated and does not represent actual DRC surveillance data.

Gold-Standard PCR
High-quality molecular detection.

Point-of-Care Testing
Testing closer to where cases emerge.

Connected Results
Real-time visibility across testing locations.

Prepare.
Detect.
Respond.


GoCollect® Plasma
ReadyGo®


Co-Dx
PCR
Test Result
Positive
Positive
Share
Co-Dx
EBOLA Test Cup


Co-Dx
Ebola Response
Last 7 Days
Filters
Democratic Republic of the Congo
EBOLA POSITIVE CASES LAST 7 DAYS
< 10
10 - 50
> 50
EBOLA POSITIVE CASES
482
TESTS PERFORMED
1,256
POSITIVITY RATE
38.4%

PREPARE

Blood-based Sample Preparation

DETECT

PCR Detection at the point-of-need

RESPOND

Real-time information with Co-Dx Cloud

Manufacturing Evolution

Higher throughput. Consistent quality.
A more scalable future.


MANUAL
PRODUCTION


AUTOMATED
PRODUCTION

30.47 sec → **16.77** sec | **82%** FASTER

Cycle time (Manual) → Cycle time (Automated)

757 (Per Shift) → **2,000** (Projected) | **164%** MORE

Cups produced (Manual) → Cups produced (Automated)

■ Manual ■ Automated

CoSara

PVT. LTD

India Region-Market Size

Diagnostic Market Size Estimates



Market Size (USD)
$11.4B
$1.6B
$134.0M
$49.9M
$40.1M
India
Bangladesh
Pakistan
Sri Lanka
Nepal

$13.0B Current estimated diagnostic market size for the India region



Pakistan
Nepal
India
Bangladesh
Sri Lanka

~4.9 trillion
GDP in the India region

8.5%
Estimated annual growth rate in point-of-care spending

Expanding
regional customer base

The Market Has Been Validated.

Decentralized molecular diagnostics are gaining global adoption — and investor attention.

~$1.05B	70×	12,500+	90+
IPO valuation	IPO oversubscribed	devices deployed	countries

PCR Pro® is built for this market.


Co-Dx
Test Result
Positive
Patient
Ava Johnson
Share
Co-Dx
PCR Test Cup

Simple.

Streamlined point-of-care workflow.

Accessible.

Designed to reduce barriers to decentralized PCR.

Connected.

PCR results in real time with the Co-Dx cloud.

A validated market. A differentiated approach.

INDIA | # MTB Clinical Studies

Validating the complete decentralized MTB workflow in one of the world's highest-burden TB markets.

1. SAMPLE	2. LYSIS	3. PCR PRO	4. MTB RESULT
Swabbed sputum or tongue	Heat-kill sample prep	Multiplex real-time PCR	On mobile app and cloud



Co-Dx
SAMPLE PREP
Co-Dx
PCR
MTB Test Cup
Test Result
Positive
Positive
Share
Co-Dx
MTB Response
Last 7 Days
MTB POSITIVE CASES
24,774
↑ 8.2%
NATIONAL POSITIVITY
18.7%
↑ 4.1%
TESTS PERFORMED
132,480
↑ 12.6%

CLINICAL SITES

Studies underway in India.

COMPLETE WORKFLOW

Sample preparation, PCR Pro, result.

PATH TO MARKET

Clinical evidence supporting regulatory submission and commercialization.

Building capability.

Expanding in-house capabilities that strengthen PCR Pro® and create commercial opportunities.


CoSara
Diagnostics
Pvt. Ltd.
SARAGENE®
NUCLEIC ACID
EXTRACTION KIT
www.cosara.in




Co-Dx
SAMPLE PREP

IN-HOUSE MASTER MIX AND EXTRACTION KIT

Supporting CoSara assays with scalable, cost-efficient production.

OLIGONUCLEOTIDE PRODUCTION

In-house synthesis for CoSara assays and commercial supply to external customers.

SAMPLE PREPARATION

A dedicated lysis platform designed to extend PCR Pro® across future applications.

The breakthrough isn't PCR.
It's where PCR can go.

Bringing gold-standard molecular diagnostics closer to where they're needed most.


Co-Dx
PCR
Co-Dx
Co-Dx PCR